CitiStreet Funds, Inc.
Exhibit 77O
Transactions effected pursuant to Rule 10f-3


Security:       Autozone, Inc.
Date Acquired:  10/16/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       Avalonbay Communities
Date Acquired:  10/29/02
Selling Dealer: Lehman Brothers
Syndicate Manager:      Salomon Smith Barney

Security:       Boston Properties, Inc.
Date Acquired:  12/10/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       Bottling Group LLC
Date Acquired:  11/07/02
Selling Dealer: Credit Suisse First Boston Corp.
Syndicate Manager:      Salomon Smith Barney

Security:       Camden Property Trust
Date Acquired:  11/19/02
Selling Dealer: Deutsche Bank Securities, Inc.
Syndicate Manager:      Salomon Smith Barney

Security:       Campbell Soup Co.
Date Acquired:  11/25/02
Selling Dealer: Lehman Brothers
Syndicate Manager:      Salomon Smith Barney

Security:       Export Development CA
Date Acquired:  12/03/02
Selling Dealer: CIBC World Markets
Syndicate Manager:      Salomon Smith Barney

Security:       Fannie Mae
Date Acquired:  11/07/02
Selling Dealer: Merrill Lynch & Co.
Syndicate Manager:      Salomon Smith Barney

Security:       Florida Power & Light
Date Acquired:  12/10/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       Goodrich Corp.
Date Acquired:  12/04/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       Limited Brands, Inc.
Date Acquired:  11/25/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       MBNA America Bank NA
Date Acquired:  11/04/02
Selling Dealer: Lehman Brothers
Syndicate Manager:      Salomon Smith Barney

Security:       Meadwestvaco Corp.
Date Acquired:  11/18/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       Progressive Corp.
Date Acquired:  11/18/02
Selling Dealer: Goldman Sachs & Co.
Syndicate Manager:      Salomon Smith Barney

Security:       Unilever Capital Corp.
Date Acquired:  11/05/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney


Security:       ConocoPhillips 144A
Date Acquired:  10/02/02
Selling Dealer: Banc of America Securities
Syndicate Managers:     Salomon Smith Barney
        JP Morgan
        ABN Amro
        Banc One Capital Markets
        Barclays Capital
        BNP Paribas
        Credit Suisse First Boston
        Royal Bank of Scotland Plc
        Scotia Capital, Inc.
        Societe Generale

Security:       Household Finance
Date Acquired:  11/20/02
Selling Dealer: Banc One
Syndicate Managers:     Credit Suisse First Boston
        HSBC
        JP Morgan

Security:       JP Morgan Chase
Date Acquired:  11/18/02
Selling Dealer: JP Morgan
Syndicate Managers:     Banc of America
        Bear Stearns
        Guzman
        Keefe Bruyette & Woods
        Merrill Lunch & Co.

Security:       Bayview AIO 144A
Date Acquired:  12/17/02
Selling Dealer: Lehman Brothers
Syndicate Manager:      Lehman Brothers

Security:       Dominion Resources
Date Acquired:  12/09/02
Selling Dealer: JP Morgan
Syndicate Manager:      Wachovia

Security:       Oncor Electric 144A
Date Acquired:  12/17/02
Selling Dealer: Credit Suisse First Boston
Syndicate Managers:     Merrill Lynch
        Banc One

Security:       Platinum Underwriters Holdings
Date Acquired:  10/28/02
Selling Dealer: Goldman Sachs
Syndicate Manager:      Salomon Smith Barney

Security:       BB&T Corp.
Date Acquired:  9/17/02
Selling Dealer: Bear Stearns & Co., Inc.
Syndicate Manager:      Salomon Smith Barney

Security:       Chevron Texaco Capital Co.
Date Acquired:  9/4/02
Selling Dealer: Goldman Sachs & Co.
Syndicate Manager:      Salomon Smith Barney

Security:       Cincinnati Gas & Electric Co.
Date Acquired:  9/18/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       Union Oil Co. of California
Date Acquired:  9/30/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       John Deere Capital Corp.
Date Acquired:  8/15/02
Selling Dealer: Credit Suisse First Boston Corp.
Syndicate Manager:      Salomon Smith Barney

Security:       Fannie Mae
Date Acquired:  7/11/02
Selling Dealer: Credit Suisse First Boston Corp.
Syndicate Manager:      Salomon Smith Barney

Security:       Fannie Mae
Date Acquired:  8/08/02
Selling Dealer: Lehman Brothers
Syndicate Manager:      Salomon Smith Barney

Security:       Inter-American Development Bank
Date Acquired:  9/13/02
Selling Dealer: HSBC Securities, Inc.
Syndicate Manager:      Schroder Salomon Smith Barney

Security:       Pepsiamericas, Inc.
Date Acquired:  9/05/02
Selling Dealer: J.P. Morgan Securities
Syndicate Manager:      Salomon Smith Barney

Security:       Public Service Co. of Colorado
Date Acquired:  9/18/02
Selling Dealer: Banc of America Securities LLC
Syndicate Manager:      Salomon Smith Barney